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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date Of Report (Date Of Earliest Event Reported): 8/10/2005

                        CLEAR CHANNEL COMMUNICATIONS INC
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-09645


                   TX                                  74-1787539
      (State or Other Jurisdiction of               (I.R.S. Employer
      Incorporation or Organization)               Identification No.)


                                  200 E. Basse
                              San Antonio, TX 78209
          (Address of Principal Executive Offices, Including Zip Code)

                                  210-822-2828
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

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                      Items to be Included in this Report


Item 8.01.     OTHER EVENTS

         Our press releases dated August 10, 2005 concerning Clear Channel Outdoor Holdings, Inc. and CCE Spinco, Inc. are filed as Exhibit 99.1 and
Exhibit 99.2, respectively, to this report and are incorporated by reference herein.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

               99.1 Press Release of Clear Channel Communications, Inc. issued August 10, 2005

               99.2 Press Release of Clear Channel Communications, Inc. issued August 10, 2005
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                                  Signature(s)

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.


                                            CLEAR CHANNEL COMMUNICATIONS, INC.


Date: August 10, 2005                       By: /s/ HERBERT W. HILL JR.
                                                --------------------------------
                                                Herbert W. Hill, Jr.
                                                Sr. Vice President/
                                                Chief Accounting Officer



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                                INDEX TO EXHIBITS


99.1     Press Release of Clear Channel Communications, Inc. issued August 10,
         2005.

99.2     Press Release of Clear Channel Communications, Inc. issued August 10,
         2005.